UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 19, 2008

Forest City Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-4372	34-0863886
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio		44113
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-621-6060

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2008, the shareholders of Forest City Enterprises, Inc. (the "Company"), upon recommendation of the Company’s Board of Directors, approved the amendment and restatement of the following compensatory plans:

• Forest City Enterprises, Inc. 1994 Stock Plan (As Amended and Restated as of June 19, 2008) (the "Stock Plan");
• Forest City Enterprises, Inc. Executive Short-Term Incentive Plan (As Amended and Restated as of June 19, 2008) (the "Executive STIP"); and
• Forest City Enterprises, Inc. Executive Long-Term Incentive Plan (As Amended and Restated as of June 19, 2008) (the "Executive LTIP").

The principal amendments to the Stock Plan are to (i) increase the Company’s Class A Common Stock available for issuance under the Stock Plan by 1,000,000 shares, (ii) redefine and supplement the performance criteria in the definition of Management Objectives applicable to certain executives, (iii) add Performance Shares to the types of awards that may be granted under the Stock Plan, and (iv) increase the cap on the number of shares that can be issued as Restricted Shares, or in payment of Restricted Stock Units or Performance Shares, under the Stock Plan to an aggregate of 2,500,000. The Stock Plan, as amended, is intended to satisfy specific requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code.

The amendments to the Executive STIP and Executive LTIP specify performance objectives intended to satisfy specific requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code and cap the maximum aggregate award payable to a participant in any one calendar year at $1,500,000 for the Executive STIP and $3,000,000 for the Executive LTIP.

The Stock Plan, Executive STIP and Executive LTIP are included as Exhibits 10.1, 10.2 and 10.3, respectively, to this Form 8-K and are incorporated herein by reference. The foregoing summaries of the terms of the Stock Plan, Executive STIP and Executive LTIP are qualified in their entirety by reference to the full text of those exhibits.

In addition, on June 19, 2008, the Company’s Board of Directors adopted the following compensatory plans, which had been approved by the Company’s Compensation Committee on June 18, 2008:

• Forest City Enterprises, Inc. Senior Management Short-Term Incentive Plan (Effective February 1, 2008) (the "Senior Management STIP"); and
• Forest City Enterprises, Inc. Senior Management Long-Term Incentive Plan (Effective February 1, 2008) (the "Senior Management LTIP").

The Senior Management STIP and Senior Management LTIP authorize the Company’s Compensation Committee to award cash incentives to eligible senior and other select management employees of the Company who achieve certain performance objectives. The performance period under the Senior Management STIP is the Company’s fiscal year, while the performance period under the Senior Management LTIP is four consecutive fiscal years. In the event a participant in either plan terminates employment with the Company prior to the last day of the applicable performance period, the participant will not be entitled to payment of the cash incentive, unless the Compensation Committee deems it appropriate and equitable to make such payment.

The Senior Management STIP and Senior Management LTIP are included as Exhibits 10.4 and 10.5 to this Form 8-K and are incorporated herein by reference. The foregoing summary of the terms of these two plans is qualified in its entirety to the full text of those exhibits.

The form of Performance Shares Agreement by which performance shares may be issued pursuant to the Stock Plan is attached hereto as Exhibit 10.6, the material terms of which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

Exhibit No. Description

10.1 Forest City Enterprises, Inc. 1994 Stock Plan (As Amended and Restated as of June 19, 2008).

10.2 Forest City Enterprises, Inc. Executive Short-Term Incentive Plan (As Amended and Restated as of June 19, 2008).

10.3 Forest City Enterprises, Inc. Executive Long-Term Incentive Plan (As Amended and Restated as of June 19, 2008).

10.4 Forest City Enterprises, Inc. Senior Management Short-Term Incentive Plan (Effective February 1, 2008).

10.5 Forest City Enterprises, Inc. Senior Management Long-Term Incentive Plan (Effective February 1, 2008).

10.6 Forest City Enterprises, Inc. Performance Shares Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forest City Enterprises, Inc.

June 24, 2008	By:	/s/ Robert G. O'Brien

Name: Robert G. O'Brien
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Forest City Enterprises, Inc. 1994 Stock Plan (As Amended and Restated as of June 19, 2008).
10.2	Forest City Enterprises, Inc. Executive Short-Term Incentive Plan (As Amended and Restated as of June 19, 2008).
10.3	Forest City Enterprises, Inc. Executive Long-Term Incentive Plan (As Amended and Restated as of June 19, 2008).
10.4	Forest City Enterprises, Inc. Senior Management Short-Term Incentive Plan (Effective February 1, 2008).
10.5	Forest City Enterprises, Inc. Senior Management Long-Term Incentive Plan (Effective February 1, 2008).
10.6	Forest City Enterprises, Inc. Performance Shares Agreement.